[LOGO    Investing                                        [PHOTO OF
APPEARS  for the                                          CALCULATOR &
HERE]    21st                                             FINANCIAL NEWSPAPER
         Century                                          APPEARS HERE]






Annual Report December 31, 1997





                                      EV

                                   MARATHON

                                    SPECIAL

                                 EQUITIES FUND

[PHOTO OF NYSE FLAG
APPEARS HERE]

                                  Eaton Vance

                     Global Management-Global Distribution

                                                              M a r a t h o n

[PHOTO OF FLOOR OF NYSE
APPEARS HERE]

EV Marathon Special Equities Fund as of December 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO APPEARS HERE]

During the year ended December 31, 1997, EV Marathon Special Equities Fund had a total return of 11.6%./1/ This return resulted from a decrease in net asset value to $13.32 per share on December 31, 1997 from $13.76 per share on December 31, 1996 and the reinvestment of $1.812 per share in capital gains distributions. By comparison, the average total return for mutual funds in the Lipper Growth Funds Category* was 25.3% during the period.

The U.S. economy continued to grow at a healthy rate in 1997. Gross domestic product, the primary indicator of economic performance, increased 3.8%, exceeding most predictions made at the beginning of the year. Unemployment declined 0.6% to 4.7%, and 3.2 million new jobs were created. The inflation rate, which historically has risen after periods of sustained growth and low unemployment, declined from the previous year. The consumer price index increased only 1.7% in 1997, compared to 3.3% in 1996, and wholesale prices decreased 1.2% -- the largest drop since 1986. Many economists, including Federal Reserve Chairman Alan Greenspan, attribute this continued low inflation to the effects of increasing global competition, a strong dollar, and higher productivity brought on by advances in technology.

The stock market's performance in 1997 exceeded 20% for a record third consecutive year. The S&P 500 Index* rose 31% during the year, with a relatively small group of large capitalization stocks providing the leadership. There was considerable volatility during the year, marked by significant market declines -- the first in the spring, and a second, steeper decline in October, caused by economic turmoil in several important Asian countries. In both cases, stock prices recovered.

The stock market's increased volatility illustrates the importance of maintaining a long-term investment outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a diversified investment such as a professionally managed mutual fund further reduces risk. In the pages that follow, Portfolio Manager Edward "Jack" Smiley discusses the economy, the stock market, and the performance of EV Marathon Special Equities Fund in 1997.

                                Sincerely,

                                /s/ James B. Hawkes

                                James B. Hawkes,
                                President
                                February 9, 1998

--------------------------------------------------------------------------------

Performance/2/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                11.6%
Life of Fund (8/22/94)                  14.4

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                 6.8%
Life of Fund (8/22/94)                  13.8


Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
Outdoor Systems                          2.1%
Sofamor Danek Group                      2.0
Mutual Risk Management                   1.8
National Surgery Centers                 1.8
Paychex, Inc.                            1.8
Bed Bath & Beyond                        1.7
Conair Holdings                          1.7
Health Management Associates             1.7
Vantive Corp.                            1.6
Sungard Data Systems                     1.6


/1/ This return does not include the applicable contingent deferred sales charge (CDSC).

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect the Fund's applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

/3/ Ten largest holdings are as of 12/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 17.8% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

* It is not possible to invest directly in a Lipper Category or an Index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Special Equities Fund as of December 31, 1997

MANAGEMENT DISCUSSION

An interview with Jack Smiley, Vice President and Portfolio Manager of the Special Investment Portfolio

[PHOTOGRAPH OF JACK SMILEY APPEARS HERE]

Jack Smiley,
Portfolio Manager

Q:   Jack, what kind of year was 1997 for small capitalization stocks?

A: In 1997, most small company mutual funds underperformed the S&P 500 Index. Within small company mutual funds, value funds significantly outperformed those with a growth orientation in 1997. Why did this happen? There are three plausible reasons. First, small cap growth funds had outstanding performance from 1993 to 1996 and were subject to some profit-taking last year. Second, with relatively high valuations, growth stocks sold off sharply last spring when interest rates spiked. Finally, after three good years, many of these stocks were simply "over-owned" by many mutual funds, and little new money was invested in these companies in 1997. Despite the spring sell-off of growth stocks, however, many small-cap growth funds, including this one, finished the year with positive performance.

Q:   What are the main differences between growth and value management?

A: A growth-oriented manager is attracted to the earnings growth of a company and will generally pay a premium for strong, consistent earnings that appear to be sustainable for several years. A value-oriented manager is not as interested in earnings growth relative to valuation. This manager is looking for the out of favor, unloved, inexpensive companies with low price-to-book and price-to-revenue ratios. The risk with investing in small companies using only the value approach is that many of these companies may have stopped growing, either because their product lines are obsolete or inferior, or because they have been beaten by larger, more efficient companies with superior products. We believe that the reason to invest in small companies is that they should grow at a faster rate than larger companies, and the best way to accomplish this is through superior earnings growth.

Q: What types of companies do you favor in the health care sector -- the top weighting in the Fund?

A: One of our favorite companies is Concentra Managed Care, which specializes in helping companies with their worker's compensation costs. Concentra retrains an individual disabled from a work-related injury to perform a different job wherein the disability is not a factor. This helps a worker learn new skills -- a life-long benefit -- while reducing the insurance costs for the company. Another area in health care that we like is contract research, which is growing rapidly as large pharmaceutical firms continue to outsource their research during the clinical trial phase of new drug development. Parexcel, a holding in this Fund, performed well in 1997 and is a good example of a successful contract research firm. In the drug delivery area, the Fund owns Elan, Genzyme, and Genzyme Tissue Repair, which are solid companies that we believe have high-growth potential. Other companies in the Fund include Health Management Associates and National Surgery Centers, operators of specialty surgical facilities, and


Five Largest Equity Sectors+
--------------------------------------------------------------------------------
As a percentage of total net assets

Information Services                    21.1%

Health Services                         11.6%

Financial                               10.4%

Oil and Gas                              6.0%

Drugs                                    4.6%

+  Sector allocation is subject to change due to active management.

EV Marathon Special Equities Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D



     Renal Care Group, providers of kidney dialysis services. All of these specialized services companies are very attractive and should continue to have strong growth rates going forward, as their services are used more widely by increasingly cost-conscious health care providers.

Q:   What is your outlook for this sector in 1998?

A: The roughest part of the health care industry, from an investor's standpoint, is in managed care, or HMO's. We do not have any investments in HMO stocks, nor do we plan to have any until they emerge from their well-publicized difficulties. However, other areas of the health care sector, mentioned previously, look promising for the coming year.

Q: What do you foresee for the information services and software sectors also large weightings in the Fund -- for 1998?

A: These two sectors probably represent the best prospects for growth in the Fund in 1998. Demand for these products remains strong, productivity in the sector is high, and return on investment has been outstanding. Companies in "enterprise software," which enable networking among different computer operating systems, should perform very well. These firms include Peoplesoft, Baan, and JD Edwards. Another company, Cambridge Technology Partners, assists companies with the transition from mainframe software to client-server software, which has been the trend for the past several years and should continue to be for some time.

Q: How do you think the slowing of Asian economies will affect companies in this Fund over the next year?

A: Hopefully not to a great extent, but the earnings reports for the first quarter of 1998, due out in April and May, will be more revealing than the information we have now. In the Fund, we have eliminated several major semi-conductor equipment stocks. They are becoming cheaper, but there is a great deal of turbulence in Asia that will affect PC- and semiconductor-related stocks. We will continue to monitor the situation closely, but our plan is to wait for the dust to settle before we reinvest.

Q:   What is your outlook for the U.S. economy?

A: We should continue to see growth in the U.S. economy, though it will probably not match the growth we have seen in the past few years. In addition, we should begin to see a shift among equity investors from large companies to smaller ones. The annual growth rates of earnings per share in S&P 500 stocks will probably moderate in 1998, while small company growth stocks should see above-average earnings growth and, subsequently, higher price valuations. It is important to remember that many large companies have multinational exposure; if the problems we have seen in Asia or South America persist, these firms will likely experience a decline in earnings growth. In fact, we are already seeing some reduced earnings outside of the technology sector. For example, International Flavors and Fragrances, a medium-sized company, recently reported quarterly earnings that were below expectations for this very reason -- sluggish foreign sales.

Q: To sum up, Jack, what are the main reasons for investing in a small-cap growth fund in 1998?

A: The valuation levels of small company growth stocks are very attractive right now, especially compared to those of large company growth stocks. If investors are patient, these are the types of companies that have traditionally delivered above-average returns. People with three- to four-year investment time horizons should hope to see good results from companies of this size.

EV Marathon Special Equities Fund as of December 31, 1997

FUND PERFORMANCE


                  Comparison of Change in Value of a $10,000
               Investment in EV Marathon Special Equities Fund
                        vs. the Standard & Poor's 500*

                   August 31, 1994 through December 31, 1997

                           [LINE GRAPH APPEARS HERE]


                             EV Marathon
                          Special Equities
                Date           Fund         Fund w/ CDSC**      S&P 500*
                ----           ----         ------------        -------
               8/31/94       $10,000          $15,082           $10,000
               9/30/94        $9,726          $15,082            $9,754
              10/31/94        $9,883          $15,082            $9,981
              11/30/94        $9,472          $15,082            $9,610
              12/31/94        $9,599          $15,082            $9,752
               1/31/95        $9,491          $15,082           $10,011
               2/28/95        $9,863          $15,082           $10,394
               3/31/95       $10,078          $15,082           $10,701
               4/30/95       $10,068          $15,082           $11,026
               5/31/95       $10,147          $15,082           $11,452
               6/30/95       $10,352          $15,082           $11,721
               7/31/95       $10,920          $15,082           $12,119
               8/31/95       $11,184          $15,082           $12,140
               9/30/95       $11,145          $15,082           $12,652
              10/31/95       $10,724          $15,082           $12,615
              11/30/95       $11,135          $15,082           $13,158
              12/31/95       $11,484          $15,082           $13,413
               1/31/96       $11,435          $15,082           $13,876
               2/28/96       $11,829          $15,082           $13,997
               3/31/96       $11,859          $15,082           $14,133
               4/30/96       $12,352          $15,082           $14,350
               5/31/96       $12,835          $15,082           $14,706
               6/30/96       $12,687          $15,082           $14,767
               7/31/96       $11,730          $15,082           $14,120
               8/31/96       $12,253          $15,082           $14,414
               9/30/96       $13,151          $15,082           $15,224
              10/31/96       $13,319          $15,082           $15,649
              11/30/96       $13,861          $15,082           $16,825
              12/31/96       $13,784          $15,082           $16,492
               1/31/97       $14,135          $15,082           $17,530
               2/28/97       $12,993          $15,082           $17,660
               3/31/97       $12,059          $15,082           $16,935
               4/30/97       $12,070          $15,082           $17,953
               5/31/97       $13,847          $15,082           $19,033
               6/30/97       $14,415          $15,082           $19,889
               7/31/97       $14,961          $15,082           $21,473
               8/31/97       $14,833          $15,082           $20,270
               9/30/97       $15,497          $15,082           $21,378
              10/31/97       $15,058          $15,082           $20,671
              11/30/97       $14,897          $15,082           $21,622
              12/31/97       $15,382          $15,082           $21,992


Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                11.6%

Life of Fund (8/22/94)                  14.4


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                 6.8%

Life of Fund (8/22/94)                  13.8


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 8/22/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

    The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based unmanaged index of 500 common stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** This figure represents the Fund's performance including the applicable contingent deferred sales charge (CDSC) based on the following schedule:
    5%-1st year; 5%-2nd year; 4%-3rd year; 3%-4th year; 2%-5th year;
    1%-6th year.

+ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect the Fund's applicable CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon Special Equities Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
----------------------------------------------------------------------------------------
Investment in Special Investment Portfolio (Portfolio), at value
     (Note 1A) (identified cost, $2,841,478)                               $  3,446,851
Receivable for Fund shares sold                                                  43,588
Receivable from the Administrator (Note 4)                                       13,500
Deferred organization expenses (Note 1D)                                         16,560
----------------------------------------------------------------------------------------
Total assets                                                               $  3,520,499
----------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                           $     10,654
Accrued expenses                                                                 10,976
----------------------------------------------------------------------------------------
Total liabilities                                                          $     21,630
----------------------------------------------------------------------------------------
Net Assets for 262,666 shares of
     beneficial interest outstanding                                       $  3,498,869
----------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------
Paid-in capital                                                            $  2,971,796
Accumulated undistributed net realized loss on investments
     (computed on the basis of identified cost)                                 (78,300)
Net unrealized appreciation of investments (computed on the basis
     of identified cost)                                                        605,373
----------------------------------------------------------------------------------------
Total                                                                      $  3,498,869
----------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
----------------------------------------------------------------------------------------
($3,498,869 / 262,666 shares of
      beneficial interest outstanding)                                     $      13.32
----------------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
December 31, 1997
Investment Income
----------------------------------------------------------------------------------------
Dividend income allocated from Portfolio
     (net of foreign taxes $13)                                            $      5,569
Interest income allocated from Portfolio                                         14,779
Expenses allocated from Portfolio                                               (23,804)
----------------------------------------------------------------------------------------
Net investment loss from Portfolio                                         $     (3,456)
----------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------
Distribution and service fees (Note 5)                                     $     29,576
Legal and accounting services                                                    15,893
Registration fees                                                                14,570
Printing and postage                                                             14,195
Amortization of organization expenses (Note 1D)                                  10,465
Custodian fee                                                                     5,296
Transfer and dividend disbursing agent fees                                       4,025
Miscellaneous                                                                       609
----------------------------------------------------------------------------------------
Total expenses                                                             $     94,629
----------------------------------------------------------------------------------------

Deduct --
     Allocation of expenses to the Administrator (Note 4)                  $     13,500
----------------------------------------------------------------------------------------
Total expense reductions                                                   $     13,500
----------------------------------------------------------------------------------------


Net expenses                                                               $     81,129
----------------------------------------------------------------------------------------


Net investment loss                                                        $    (84,585)
----------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)                       $    163,844
----------------------------------------------------------------------------------------
Net realized gain on investment transactions                               $    163,844
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments                                                           $    269,512
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                        $    269,512
----------------------------------------------------------------------------------------


Net realized and unrealized gain on investments                            $    433,356
----------------------------------------------------------------------------------------


Net increase in net assets from operations                                 $    348,771
----------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Special Equities Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                          Year Ended               Year Ended
in Net Assets                                December 31, 1997        December 31, 1996
-----------------------------------------------------------------------------------------
From operations --
     Net investment loss                         $     (84,585)           $     (51,838)
     Net realized gain on
         investment transactions                       163,844                  245,636
     Net change in unrealized appreciation
         (depreciation) of investments                 269,512                  157,020
-----------------------------------------------------------------------------------------
Net increase in net assets from operations       $     348,771            $     350,818
-----------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
     From net realized gain on                   $    (337,544)           $     (44,253)
         investments
     In excess of net realized gain                    (82,236)                      --
-----------------------------------------------------------------------------------------
Total distributions to shareholders              $    (419,780)           $     (44,253)
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial
     interest (Note 3) --
     Proceeds from sale of shares                $   2,165,781            $   2,882,662
     Net asset value of shares issued
         to shareholders in payment of
         distributions declared                        371,190                   41,241
     Cost of shares redeemed                        (1,776,942)              (1,806,992)
-----------------------------------------------------------------------------------------
Net increase in net assets from
     Fund share transactions                     $     760,029            $   1,116,911
-----------------------------------------------------------------------------------------


Net increase in net assets                       $     689,020            $   1,423,476
-----------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------
At beginning of year                             $   2,809,849            $   1,386,373
-----------------------------------------------------------------------------------------
At end of year                                   $   3,498,869            $   2,809,849
-----------------------------------------------------------------------------------------


Accumulated undistributed
net investment income
included in net assets
-----------------------------------------------------------------------------------------
At end of year                                   $          --            $          --
-----------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Special Equities Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                             Year Ended December 31,
                                                                           --------------------------------------------------------
                                                                                1997         1996          1995           1994*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                           $13.760      $ 11.660      $ 9.810       $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                            $(0.322)     $ (0.254)     $(0.165)      $ (0.021)
Net realized and unrealized gain (loss) on investments                           1.694         2.579        2.090         (0.169)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                            $ 1.372      $  2.325      $ 1.925       $ (0.190)
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          $(1.457)     $ (0.225)     $    --       $     --
In excess of net realized gain on investments                                   (0.355)           --       (0.075)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            $(1.812)     $ (0.225)     $(0.075)      $     --
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                                 $13.320      $ 13.760      $11.660       $  9.810
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                11.59%        20.02%       19.64%         (1.90)%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                                        $ 3,499      $  2,810      $ 1,386       $    623
Ratio of net expenses to average daily net assets/(2)/                            3.30%         3.41%        3.21%          3.05%+
Ratio of net investment loss to average daily net assets                         (2.66)%       (2.49)%      (2.31)%        (2.00)%+
-----------------------------------------------------------------------------------------------------------------------------------
++  The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                 3.73%         4.94%        9.54%          9.55%+
    Net investment loss                                                          (3.09)%        (0.96)%     (8.65)%        (8.50)%+
Net investment loss per share                                                  $(0.374)     $  (0.410)    $(0.617)      $ (0.092)
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, August 22, 1994, to December 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       See notes to financial statements

EV Marathon Special Equities Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
   ----------------------------------------------------------------------------
   EV Marathon Special Equities Fund (the Fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Special Investment Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (4.4% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Traditional Special Equities Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class B shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, December 31, 1997.

   Effective January 1, 1998 the EV Traditional Special Equities Fund changed its name to Eaton Vance Special Equities Fund.

   A Investment Valuations -- Valuations of securities by the portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to section 852 of the Internal Revenue Code, the Fund designated $222,009 at 28% and $28,225 at 20% as a long-term capital gain distribution for its taxable year ended December 31, 1997.

   D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

   E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's or the Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   F Other -- Investment transactions are accounted for on a trade date basis.

   G Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2  Distributions to Shareholders
   ----------------------------------------------------------------------------
   The Fund's present policy is to make a distribution at least annually of all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually any net realized capital gains (reduced by any

EV Marathon Special Equities Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.


3  Shares of Beneficial Interest
   ----------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             December 31,
                                                       ------------------------
                                                          1997          1996
   ----------------------------------------------------------------------------
   Sales                                                 161,079       227,080
   Issued to shareholders electing to
     receive payments of
     distributions in Fund shares                         30,151         3,138
   Redemptions                                          (132,782)     (144,920)
   ----------------------------------------------------------------------------
   Net increase                                           58,448        85,298
   ----------------------------------------------------------------------------


4  Transactions with Affiliates
   ----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To reduce the net operating loss of the Fund, $13,500 of expenses related to the operation of the Fund were allocated to EVM as administrator. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.


5  Distribution Plan
   ----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% (0.75% annualized) of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD.

   The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. Such payments would cease upon termination of the distribution agreement (unless made in accordance with another distribution agreement). As a result, the Fund does not accrue amounts which may become payable to EVD in the future because the conditions for recording any contingent liability under generally accepted accounting principles have not been satisfied. EVD earned $23,756 for the year ended December 31, 1997, representing 0.75% of average daily net assets. At December 31, 1997, the amount of Uncovered Distribution Charges to EVD calculated under the Plan was approximately $71,000.

   In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25%, of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as

EV Marathon Special Equities Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charge of EVD. During the year ended December 31, 1997, the Fund provided for $5,820 under the Plan to the Principal Underwriter and Authorized Firms.

   Certain of the officers of the Fund and Directors of the Corporation are officers or directors of EVD.


6  Contingent Deferred Sales Charges
   ----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $14,000 of CDSC paid by shareholders for the year ended December 31, 1997.


7  Investment Transactions
   ----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $2,225,668 and $1,968,049, respectively.

EV Marathon Special Equities Fund as of December 31, 1997

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of
EV Marathon Special Equities Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Marathon Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from August 22, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Special Equities Fund, a series of Eaton Vance Special Investment Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in it's net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended and for the period from August 22, 1994 (start of business) to December 31, 1994 in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts
                                          February 6, 1998

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 96.0%

Security                                         Shares            Value
--------------------------------------------------------------------------------


Advertising -- 2.9%
--------------------------------------------------------------------------------
Catalina Marketing Corp.*                        14,000            $   647,500
Specialized market research.
Outdoor Systems, Inc.*                           42,410              1,627,483
Dominant operator of outdoor advertising.
--------------------------------------------------------------------------------
                                                                   $ 2,274,983
--------------------------------------------------------------------------------


Banks - Regional -- 0.9%
--------------------------------------------------------------------------------
Colonial Bancgroup, Inc.                         21,000            $   723,188
Emerging banking company in the
Southeastern U.S.
--------------------------------------------------------------------------------
                                                                   $   723,188
--------------------------------------------------------------------------------


Banks and Money Services -- 0.7%
--------------------------------------------------------------------------------
Bank United Corp., Class A                       12,000            $   587,250
Operates 70 branch bank system in Texas.
--------------------------------------------------------------------------------
                                                                   $   587,250
--------------------------------------------------------------------------------


Broadcasting and Cable -- 3.2%
--------------------------------------------------------------------------------
Emmis Broadcasting Corp., Class A*               23,000            $ 1,049,375
Diversified media company.
Jacor Communications, Inc.*                      16,500                876,563
Rapidly growing operator of radio stations and
syndicated programming.
Sinclair Broadcast Group, Class A*               13,000                606,125
Well managed operator of diversified
broadcast properties.
--------------------------------------------------------------------------------
                                                                   $ 2,532,063
--------------------------------------------------------------------------------


Building Materials -- 1.0%
--------------------------------------------------------------------------------
Texas Industries, Inc.                           18,000            $   810,000
Regional producer of building products in
the Southwest.
--------------------------------------------------------------------------------
                                                                   $   810,000
--------------------------------------------------------------------------------


Business Products and Services -- 8.7%
--------------------------------------------------------------------------------
Abacus Direct Corp.*                             10,000            $   410,000
Provider of specialized marketing programs.
CN Maximus, Inc.*                                20,950                506,728
Management consulting group.
Franklin Covey Co.                               13,000                286,000
Time management seminars and products.
Gartner Group, Inc. Class A*                     30,000              1,117,500
Leading consultant of high tech
equipment purchases.
Gulf South Medical Supply, Inc.*                  8,000                298,000
Leading distributor of health care products.
Learning Tree International*                     15,000                433,125
Leading operator of computer software
training programs.
Netscape Communications Corp.*                    9,000                219,375
Leading provider of internet browser software.
Personnel Group of America, Inc.*                 7,000                231,000
Temporary employment company.
Sanmina Corp.*                                    6,000                406,500
Operates contract manufacturing facilities for
high tech companies.
Saville Systems PLC ADR*                         11,000                456,500
Provides billing software for the
telecommunications industry.
Structural Dynamics Research Corp.*                 301                  6,773
Niche developer and provider of
engineering software.
Sylvan Learning Systems, Inc.*                   15,000                585,000
Operates specialized educational
tutoring and testing centers.
United Rentals, Inc.*                            30,000                579,375
Unique operator of outlets renting
specialized construction equipment.
Vantive Corp.                                    50,000              1,262,500
Leading provider of customer care and sales
force automation software.
--------------------------------------------------------------------------------
                                                                   $ 6,798,376
--------------------------------------------------------------------------------


Communications Equipment -- 0.7%
--------------------------------------------------------------------------------
ECI Telecommunications                           20,000            $   510,000
A company that produces advanced
telecommunications equipment.
--------------------------------------------------------------------------------
                                                                   $   510,000
--------------------------------------------------------------------------------


                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                         Shares            Value
--------------------------------------------------------------------------------

Communications Services -- 0.8%
--------------------------------------------------------------------------------
Nextel Communications, Inc., Class A*             7,500            $   195,000
Operates a vast network of digital
communications systems.
Transition Systems, Inc.*                        20,000                442,500
Healthcare information systems.
--------------------------------------------------------------------------------
                                                                   $   637,500
--------------------------------------------------------------------------------


Computer Software -- 5.5%
--------------------------------------------------------------------------------
Baan Co. NV*                                     10,000            $   330,000
Leading vendors of enterprise resource software
- integrates a company's software programs.
CBT Group PLC, ADR*                               5,000                410,625
Specialized provider of computer based
training systems.
Documentum, Inc.*                                 9,000                379,125
Provides niche software enabling large
corporations to integrate their documents into
a central system.
HNC Software, Inc.*                               5,000                215,000
Develops specialty software products that
enable credit suppliers to define risk/reward
scores for loans.
J.D. Edwards, Inc.*                              18,000                531,000
Leading vendor of enterprise resource software -
specialized in mid range corporations.
Manugistics Group, Inc.*                         10,000                446,250
Develops software that ties together suppliers
to the manufacturers they serve.
Pegasystems, Inc.*                               20,000                403,750
Marketing information specialist.
PeopleSoft, Inc.*                                28,000              1,092,000
Specialty software for human resources
and manufacturing.
Symantec*                                        22,000                482,625
Designs and distributes the Norton Antivirus
software programs.
--------------------------------------------------------------------------------
                                                                   $ 4,290,375
--------------------------------------------------------------------------------


Consumer Services -- 1.4%
--------------------------------------------------------------------------------
Strayer Education, Inc.                          32,865            $ 1,084,545
Specialized supplemental education services.
--------------------------------------------------------------------------------
                                                                   $ 1,084,545
--------------------------------------------------------------------------------


Drugs -- 3.3%
--------------------------------------------------------------------------------
Curative Health Services, Inc.*                  25,000            $   759,375
Operator of specialty burn unit clinics.
Genzyme Corp.*                                   10,000                 68,750
Leading researcher in gene therapy.
Genzyme Corp. Class A*                           43,000              1,193,250
Diversified biotechnology pharmaceuticals.
Parexel International Corp.*                     15,000                555,000
Contract research services for large
drug companies.
--------------------------------------------------------------------------------
                                                                   $ 2,576,375
--------------------------------------------------------------------------------


Electrical Equipment -- 1.9%
--------------------------------------------------------------------------------
Level One Communications, Inc.*                  24,000            $   678,000
Designs and sells integrated circuits.
Linear Technology Corp.                          14,000                806,750
Manufacturer of high performance linear
integrated circuits.
--------------------------------------------------------------------------------
                                                                   $ 1,484,750
--------------------------------------------------------------------------------


Electronics - Semiconductors -- 1.6%
--------------------------------------------------------------------------------
Microchip Technology, Inc.*                      11,000            $   330,000
Designs and manufactures specialty
semiconductor chips.
Qlogic Corp.*                                     9,950                293,525
Designs and distributes specialty chips and
systems for communications products.
Teradyne, Inc.*                                  20,000                640,000
High quality semiconductor manufacturing
equipment supplier.
--------------------------------------------------------------------------------
                                                                   $ 1,263,525
--------------------------------------------------------------------------------


Entertainment -- 1.4%
--------------------------------------------------------------------------------
MGM Grand, Inc.*                                 30,000            $ 1,081,875
Operator of MGM Grand Hotel in Las Vegas.
--------------------------------------------------------------------------------
                                                                   $ 1,081,875
--------------------------------------------------------------------------------


Financial - Miscellaneous -- 1.5%
--------------------------------------------------------------------------------
Capital One Financial Corp.*                     12,000            $   650,250
Leading credit card services specialists.
--------------------------------------------------------------------------------

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                         Shares            Value
--------------------------------------------------------------------------------

Financial - Miscellaneous (continued)
--------------------------------------------------------------------------------
E*Trade Group, Inc.*                             23,000            $   529,000
Innovative, high quality electronic internet
stock brokerage firm.
--------------------------------------------------------------------------------
                                                                   $ 1,179,250
--------------------------------------------------------------------------------


Health Services -- 14.3%
--------------------------------------------------------------------------------
American Retirement Corp.*                       40,000            $   800,000
Assisted living services.
Bioreliance Corp.*                                  850                 19,550
Provides contract research services for
biotechnology and medical
research departments.
Concentra Managed Care, Inc.*                    26,790                904,163
Specialized health care operator of workman's
compensation programs.
Elan Corp., PLC, ADR*                            14,000                716,625
Specialty pharmaceutical.
Express Scripts, Inc., Class A*                  17,000              1,020,000
Rapidly growing pharmacy specialist.
Guidant Corp.                                     9,000                560,250
Well regarded designer and manufacturer of
leading edge stents and health care products.
Health Management Associates, Inc. Class A*      51,000              1,287,750
Hospital chain.
Medicis Pharmaceutical, Inc., Class A*           10,000                511,250
Developer and marketer of unique
dermatological products.
MiniMed, Inc.*                                   23,000                894,125
Developer and manufacturer of medical devices
focusing on diabetics.
Monarch Dental Corp.                                800                 10,600
Provides specialty dental care.
National Surgery Centers, Inc.*                  54,000              1,417,499
Operator of independent surgery units.
Omnicare, Inc.                                   27,000                837,000
Provides pharmacy services to
retirement centers.
Pediatrix Medical Group, Inc.*                   11,000                470,250
Operates pediatric care units.
PhyCor, Inc.*                                    13,000                351,000
Physicians practice management.
Renal Care Group, Inc.*                          14,000                448,000
One of the largest providers of renal
treatment centers.
Sunrise Assisted Living, Inc.*                   13,000                560,625
One of the leading operators of assisted care
facilities for senior citizens.
Vertex Pharmaceuticals, Inc.*                    10,000                330,000
Developing biotechnology company.
--------------------------------------------------------------------------------
                                                                   $11,138,687
--------------------------------------------------------------------------------


Household Products -- 0.7%
--------------------------------------------------------------------------------
Sola International*                              17,000            $   552,500
Specialty eye care products.
--------------------------------------------------------------------------------
                                                                   $   552,500
--------------------------------------------------------------------------------


Information Services -- 15.7%
--------------------------------------------------------------------------------
Acxiom Corp.*                                    23,000            $   442,750
Database information services.
Affiliated Computer Services, Inc. Class A*      45,000              1,184,063
Nationwide provider of information
processing services.
Aspen Technologies, Inc.*                        25,000                856,250
Specialty software for upgrading
manufacturing plants.
BISYS Group, Inc.*                               28,000                931,000
Services financial institutions with computer,
administrative and marketing support data
processing services.
Cambridge Technology Partners, Inc.*             25,000              1,040,625
Software consulting company.
CCC Information Services Group*                  60,000              1,185,000
Automotive repair information specialist.
Cognos, Inc.*                                    15,000                345,000
Computer tool developer and supporter.
FIserv, Inc.*                                    17,300                849,863
Provider of data processing services to banks
and savings institutions, benefiting from
outsourcing trend.
Harbinger, Corp.*                                14,000                393,750
Electronic Data Interchange products
and services.
IDX Systems Corp.*                                9,000                333,000
Healthcare information systems.
Nova Corp. Georgia*                              36,000                900,000
Nation's largest bankcard processor
Paychex, Inc.*                                   27,000              1,366,874
Payroll and corporate information services.

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                         Shares            Value
--------------------------------------------------------------------------------


Information Services (continued)
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.*                      40,000            $ 1,240,000
Data storage and emergency back up products.
Veritas Software Co.*                            22,500              1,147,500
Provides communications companies with
software measuring systems.
--------------------------------------------------------------------------------
                                                                   $12,215,675
--------------------------------------------------------------------------------


Insurance -- 2.9%
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                     25,000            $   531,250
Emerging specialty insurance provider.
Mercury General Corp.                             5,000                276,250
Large provider of specialized auto
insurance policies.
Mutual Risk Management Ltd.                      48,006              1,437,179
Specialty insurer focusing on
workmen's compensation.
--------------------------------------------------------------------------------
                                                                   $ 2,244,679
--------------------------------------------------------------------------------


Investment Services -- 4.3%
--------------------------------------------------------------------------------
Centura Banks, Inc.                              17,500            $ 1,207,500
Growing Southeastern bankers.
PMI Group, Inc.                                  15,000              1,084,688
Specialty financial products.
Sovereign Bancorp, Inc.                          50,000              1,037,500
A thrift holding company.
--------------------------------------------------------------------------------
                                                                   $ 3,329,688
--------------------------------------------------------------------------------


Machinery -- 1.0%
--------------------------------------------------------------------------------
Camco International, Inc.                        12,000            $   764,250
Oilfield services.
--------------------------------------------------------------------------------
                                                                   $   764,250
--------------------------------------------------------------------------------


Medical Products -- 3.1%
--------------------------------------------------------------------------------
Heartstream, Inc.*                               39,000            $   416,813
Portable defibrillator products.
Invacare Corp.                                   19,000                413,250
Provider of diverse medical products.
Sofamor Danek Group, Inc.*                       24,000              1,561,499
Leading developer/manufacturer of
spinal implant devices. Company markets
products internationally.
--------------------------------------------------------------------------------
                                                                    $ 2,391,562
--------------------------------------------------------------------------------


Oil and Gas - Exploration
and Production -- 6.0%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                          7,000            $   424,813
A leading independent company in oil and gas
exploration, development and production.
Apache Corp.                                     22,000                771,375
Diversified exploration company focusing
primarily on domestic drilling prospects.
Cross Timbers Oil Co.                            36,000                897,750
Emerging growth energy company with good
exploration track record.
Encal Energy, Ltd.*                             110,000                357,500
Specialized energy exploration company.
Louis Dreyfus Natural Gas*                       26,640                497,835
Niche developer and driller of gas properties.
Newfield Exploration Co.*                        32,000                746,000
Acquires and develops energy properties in
domestic U.S..
Noble Affiliates, Inc.                           27,000                951,750
An independent energy company that
specializes in oil and gas exploration
and production.
--------------------------------------------------------------------------------
                                                                   $ 4,647,023
--------------------------------------------------------------------------------


Publishing -- 1.6%
--------------------------------------------------------------------------------
A.H. Belo Corp.                                  21,927            $ 1,230,664
Publishes Dallas Morning News and
Providence Journal; also operates T.V. and
radio properties.
--------------------------------------------------------------------------------
                                                                   $ 1,230,664
--------------------------------------------------------------------------------


REITS -- 1.1%
--------------------------------------------------------------------------------
Crescent Real Estate Equitable Co.               17,000            $   669,375
Unique REIT operating primarily in Texas
real estate.
Equity Office Properties                          5,000                157,813
REIT focusing on office buildings throughout the
U.S..
--------------------------------------------------------------------------------
                                                                   $   827,188
--------------------------------------------------------------------------------

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                         Shares            Value
--------------------------------------------------------------------------------


Retail - Food and Drug -- 2.5%
--------------------------------------------------------------------------------
Papa John's International, Inc.*                 29,000            $ 1,011,375
Rapidly growing restaurant chain.
Starbucks Corp.*                                 25,000                959,375
High quality specialty retailer.
--------------------------------------------------------------------------------
                                                                   $ 1,970,750
--------------------------------------------------------------------------------


Retail - Specialty and Apparel -- 4.5%
--------------------------------------------------------------------------------
Bed Bath and Beyond, Inc.*                       35,000            $ 1,347,499
Specialty retailer.
Polo Ralph Lauren Corp., Class A*                34,000                826,625
A designer of men's and women's clothing.
The Mens Wearhouse, Inc.*                        30,000              1,042,500
Specialty apparel chain.
Tommy Hilfiger Corp.                              9,000                316,125
Rapidly growing specialty
apparel manufacturer.
--------------------------------------------------------------------------------
                                                                   $ 3,532,749
--------------------------------------------------------------------------------


Telephone Utilities -- 1.1%
--------------------------------------------------------------------------------
ACC Corp.*                                        6,000            $   303,000
Specialized telecommunications company -
recently acquired by Teleport.
Pacific Gateway Exchange, Inc.*                  11,000                591,938
Leading provider of foreign long
distance services.
--------------------------------------------------------------------------------
                                                                   $   894,938
--------------------------------------------------------------------------------


Transportation -- 1.7%
--------------------------------------------------------------------------------
Comair Holdings, Inc.                            54,000            $ 1,302,749
Regional airline holding company.
--------------------------------------------------------------------------------
                                                                   $ 1,302,749
--------------------------------------------------------------------------------


Total Common Stocks
    (identified cost $58,217,577)                                  $74,877,157
--------------------------------------------------------------------------------


Commercial Paper -- 4.3%

                                                 Principal
                                                 Amount
Security                                         (000 Omitted)     Value
--------------------------------------------------------------------------------
Associates Corp., N.A., 6.70%, 1/2/98            $3,323            $ 3,322,382
--------------------------------------------------------------------------------


Total Commercial Paper
    (amortized cost $3,322,382)                                    $ 3,322,382
--------------------------------------------------------------------------------


Total Investments -- 100.3%
    (identified cost $61,539,959)                                  $78,199,539
--------------------------------------------------------------------------------


Other Assets, Less Liabilities -- (0.3)%                           $  (230,450)
--------------------------------------------------------------------------------


Net Assets -- 100%                                                 $77,969,089
--------------------------------------------------------------------------------


ADR -- American Depositary Receipt
*   Non-income producing security.

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $61,539,959)                           $78,199,539
Cash                                                               2,021
Interest and dividends receivable                                  6,788
Deferred organization expenses (Note 1F)                           5,021
--------------------------------------------------------------------------------
Total assets                                                 $78,213,369
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                            $   223,688
Payable to affiliate for Trustees' fees (Note 2)                   1,600
Accrued expenses                                                  18,992
--------------------------------------------------------------------------------
Total liabilities                                            $   244,280
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio    $77,969,089
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals      $61,309,509
Net unrealized appreciation of investments (computed on
    the basis of identified cost)                             16,659,580
--------------------------------------------------------------------------------
Total                                                        $77,969,089
--------------------------------------------------------------------------------


Statement of Operations


For the Year Ended
December 31, 1997
Investment Income (Note 1B & 1E)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $291)                       $   136,228
Interest income                                                  372,912
Miscellaneous income                                               5,155
--------------------------------------------------------------------------------
Total income                                                 $   514,295
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                              $   488,529
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                     5,798
Custodian fee (Note 1D)                                           65,571
Legal and accounting services                                     24,722
Amortization of organization expenses (Note 1F)                    3,132
Miscellaneous                                                      2,661
--------------------------------------------------------------------------------
Total expenses                                               $   590,413
--------------------------------------------------------------------------------

Net investment loss                                          $   (76,118)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $13,086,809
--------------------------------------------------------------------------------
Net realized gain on investment transactions                 $13,086,809
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                      $(2,245,462)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                           $(2,245,462)
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments              $10,841,347
--------------------------------------------------------------------------------

Net increase in net assets from operations                   $10,765,229
--------------------------------------------------------------------------------

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)               Year Ended           Year Ended
in Net Assets                     December 31, 1997    December 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income (loss)       $    (76,118)        $    135,724
    Net realized gain on
        investment transactions          13,086,809           18,226,741
    Net change in unrealized
        appreciation (depreciation)      (2,245,462)          (1,762,538)
        of investments
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                    $ 10,765,229         $ 16,599,927
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                      $ 39,249,662         $ 10,738,468
    Withdrawals                         (54,993,076)         (18,331,396)
--------------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions          $(15,743,414)        $ (7,592,928)
--------------------------------------------------------------------------------

Net increase (decrease) in net
    assets                             $ (4,978,185)        $  9,006,999
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                   $ 82,947,274         $ 73,940,275
--------------------------------------------------------------------------------
At end of year                         $ 77,969,089         $ 82,947,274
--------------------------------------------------------------------------------

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data



                                                                                         Year Ended December 31,
                                                                  -----------------------------------------------------------------
                                                                    1997             1996             1995             1994*
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                            0.75%            0.76%            0.77%            0.74%+
Net investment income (loss)                                       (0.10)%           0.18%            0.19%            0.20%+
Portfolio Turnover                                                   156%              91%              81%              19%
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate (per share)/(1)/                        $ 0.0584         $ 0.0579         $     --         $     --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                         $ 77,969         $ 82,947         $ 73,940         $ 64,442
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, August 1, 1994, to December 31, 1994.
/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Special Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sales prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest available bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable, including any security the disposition of which is restricted under the Securities Act of 1933, and other assets will be appraised at their fair market value as determined in good faith by or at the direction of the Trustees of the Portfolio.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expenses on the Statement of Operations.

  E Other -- Investment transactions are accounted for on a trade date basis.

  F Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  G Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Special Investment Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1997, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $488,529. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.

3 Investment Transactions
--------------------------------------------------------------------------------
  Purchases and sales of investments, other than short-term obligations, aggregated $110,954,191 and $115,346,330, respectively.

4 Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

     Aggregate cost                        $61,828,650
     --------------------------------------------------
     Gross unrealized appreciation         $17,999,603

     Gross unrealized depreciation          (1,628,720)
     --------------------------------------------------

     Net unrealized appreciation           $16,370,883

5 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating Portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1997.

6 Risk Associated with Foreign Investments
--------------------------------------------------------------------------------
  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Special Investment Portfolio as of December 31, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors
of Special Investment Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Special Investment Portfolio, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and supplementary data for each of the three years in the period then ended and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Special Investment Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended, and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.


                         COOPERS & LYBRAND L.L.P.
                         Boston, Massachusetts
                         February 6, 1998

EV Marathon Special Equities Fund as of December 31, 1997

INVESTMENT MANAGEMENT


EV Marathon Special Equities Fund


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Special Investment Portfolio


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President and Portfolio
Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance
Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

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

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

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


Investment Adviser of
Special Investment Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
EV Marathon Special Equities Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Claredon Street, 16th Floor
Boston, MA 02116

Transfer and Dividend Disbursing Agent
First Data Investors Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



EV Marathon Special Equities Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    M SESRC-2/98